NASDAQ Global Market: MTBC, MTBCP

Q1 2020 Results

Safe Harbor Statements

This presentation contains forward-looking statements within the meaning of the federal securities laws. These statements relate to anticipated future events, future results of operations or future financial performance. In some cases, you can identify forward-looking statements by terminology such as "anticipate", "believe", "continue", "could", "estimate", "expect", "goals", "intend", "likely", "may", "might", "plan", "potential", "predict", "project", "should", "will" or the negative of these terms or other similar terms and phrases.

Our operations involve risks and uncertainties, many of which are outside our control, and any one of which, or a combination of which, could materially affect our results of operations and whether the forward-looking statements ultimately prove to be correct. Forward-looking statements in this presentation include, without limitation, statements reflecting management's expectations for future financial performance and operating expenditures, expected growth, profitability and business outlook, increased sales and marketing expenses, and the expected results from the integration of our acquisitions.

Forward-looking statements are only current predictions and are subject to substantial known and unknown risks, uncertainties, and other factors that may cause our (or our industry's) actual results, levels of activity, performance, or achievements to be materially different from those anticipated by such statements. These factors include our ability to:

- Manage our growth, including acquiring, partnering with, and effectively integrating the recent acquisition of CareCloud Corporation and other acquired businesses into our infrastructure and avoiding legal exposure and liabilities associated with acquired companies and assets;
- Retain our clients and revenue levels, including effectively migrating new clients and maintaining or growing the revenue levels of our new and existing clients;
- Maintain operations in Pakistan and Sri Lanka in a manner that continues to enable us to offer competitively priced products and services;
- Keep pace with a rapidly changing healthcare industry;
- Consistently achieve and maintain compliance with a myriad of federal, state, foreign, local, payor and industry requirements, regulations, rules, laws and contracts;
- Maintain and protect the privacy of confidential and protected Company, client and patient information;
- Develop new technologies, upgrades and adapt legacy and acquired technologies to work with evolving industry standards and third-party software platforms and technologies, and protect and enforce all of these and other intellectual property rights;
- Attract and retain key officers and employees, and the continued involvement of Mahmud Haq as Executive Chairman and Stephen Snyder as Chief Executive Officer, all of whom are critical to our ongoing operations, growing our business and integrating of our newly acquired businesses;
- Comply with covenants contained in our credit agreement with our senior secured lender, Silicon Valley Bank and other future debt facilities;
- Compete with other companies developing products and selling services competitive with ours, and who may have greater resources and name recognition than we have;
- Respond to the uncertainty resulting from the recent COVID-19 pandemic and the impact it may have on our operations, the demand for our services, and economic activity in general; and
- Keep and increase market acceptance of our products and services.

Although we believe that the expectations reflected in the forward-looking statements contained in this presentation are reasonable, we cannot guarantee future results, levels of activity, performance, or achievements.

In our earnings releases, prepared remarks, conference calls, slide presentations, and webcasts, we may use or discuss non-GAAP financial measures, as defined by SEC Regulation G. The GAAP financial measure most directly comparable to each non-GAAP financial measure used or discussed, and a reconciliation of the differences between each non-GAAP financial measure and the comparable GAAP financial measure, are included in the Appendix to this presentation. Our earnings press releases containing such non-GAAP reconciliations can be found in the Investor Relations section of our web site at ir.mtbc.com.

The statements in this presentation are made as of the date of this presentation, and the Company does not assume any obligations to update the forward-looking statements provided to reflect events that occur or circumstances that exist after the date on which they were made.

Hosts for MTBC First Quarter 2020 Earnings Call

Mahmud Haq	Executive Chairman
Stephen Snyder	Chief Executive Officer
A. Hadi Chaudhry	President
Bill Korn	Chief Financial Officer
Kim Grant	General Counsel
Juan Molina	President – CareCloud
Karl Johnson	President – MTBC Force

Revenue Growth: 2013 – 2019 plus 2020 Guidance

($ in millions)


2013 – 2019 Historical CAGR: 35%
$10.5
$18.3
$23.1
$24.5
$31.8
$50.5
$64.4
$100-102
2019 – 2020:
55% - 58% Growth
2013
2014
IPO
2015
2016
2017
2018
2019
2020
Guidance
Range
Guidance
Actual
3 month
Actual
Q1 2019 – Q1 2020:
45% Growth

Investors are cautioned that such statements involve risks and uncertainties that could cause actual results to differ materially from anticipated results

Adjusted EBITDA: 2013 – 2019 plus 2020 Guidance

($ in millions)



$12-13
Range
Guidance
Actual
3 month Actual
$8.1
$4.8
$2.3
$1.1
($1.7)
($0.7)
($0.6)
2019 – 2020:
48% - 60% Growth
2013
2014 IPO
2015
2016
2017
2018
2019
2020 Guidance

Investors are cautioned that such statements involve risks and uncertainties that could cause actual results to differ materially from anticipated results

See reconciliations of non-GAAP results in the Appendix

Q1 2020 Highlights



Revenue
+ 45%
$15.1
$21.9
Q1 2019
Q1 2020
Net loss
- $2.2 M
($0.3)
(2%)
margin
(11%)
margin
($2.5)
Q1 2019
Q1 2020
Adjusted net income
- 72%
$1.3
8%
margin
$0.4
2%
margin
Q1 2019
Q1 2020
Adjusted EBITDA
- 51%
$1.6
10%
margin
$0.8
4%
margin
Q1 2019
Q1 2020

- Q1 expense increase driven largely by CareCloud, which reduced profitability by $2.3 M for the quarter
- With cost reductions in place, the impact is expected to be neutral in Q2 and positive in Q3 and Q4

($ in millions. Percent change reflects Q1 2019 to Q1 2020)

See reconciliations of non-GAAP results in the Appendix

Proven and Repeatable Acquisition Integration Expertise

MediGain	ORION HEALTHCORP	Etransmedia	CareCloud
October 2016	July 2018	April 2019	January 2020



Acquisition Expense Reductions
100%
80%
60%
40%
20%
0%
Q0
(Prior to acquisition)
Q1
Q2
Q3
CareCloud
MediGain
Orion - RCM
ETM

For Orion, the practice management segment and group purchasing organization were profitable before acquisition, so expense reductions focused on RCM business only

- We reduced CareCloud's operating expenses by 30% In Q1, and expect reductions in the next 3 quarters, similar to prior acquisitions
- Standard procedure:
  - Use MTBC's technology to streamline workflows
  - Reduce administrative burden of U.S. team so they can focus on client experience
  - Replace offshore subcontractors and some U.S. employees with MTBC's global team
- CareCloud reduced our adjusted EBITDA during Q1 2020. We expect it to be neutral in Q2 2020 and accretive during Q3 and Q4

Revenue Growth: 2020 Guidance



($ in millions)
$31.8
$50.5
$64.4
$100-102
2019 – 2020: 55% - 58% Growth
Range
Guidance
Actual
3 month Actual
Q1 2019 – Q1 2020: 45% Growth
2017
2018
2019
2020 Guidance

Assumptions:

- Revenue will decline sequentially in Q2 based on lower patient visits nationwide
- We assume easing restrictions will have no impact on Q2 revenue, but that visits return to normal in Q3 and Q4
- We see increased opportunities to sign additional MTBC Force partnerships, a wholesale form of organic revenue growth
- We intend to deploy the capital we recently raised to close one or more acquisitions, yet to be identified, in the second half of 2020
- We expect to meet or exceed our revenue guidance, depending on the magnitude and timing of potential acquisitions and other revenue drivers

Investors are cautioned that such statements involve risks and uncertainties that could cause actual results to differ materially from anticipated results

Adjusted EBITDA: 2020 Guidance

($ in millions)



$12-13
$8.1
$4.8
$2.3
2019 – 2020:
48% - 60% Growth
Range
Guidance
Actual
3 month Actual
2017
2018
2019
2020 Guidance

Assumptions:

- Q2 adjusted EBITDA:
  - Benefit of CareCloud cost reductions offset by lower patient visits due to impact of Covid-19
  - Decision not to pause R&D or sales & marketing activities means Q2 will probably be no better than break-even
- We assume we will need to hit our adjusted EBITDA guidance without any acquisitions
- Any new acquisitions will probably not contribute significantly to 2020 profits, although they will position us for higher growth in revenue and profitability in 2021
- We can't predict the impact of Covid-19, and will be flexible as we strive to achieve our revenue and adjusted EBITDA guidance

Investors are cautioned that such statements involve risks and uncertainties that could cause actual results to differ materially from anticipated results

See reconciliations of non-GAAP results in the Appendix

Independent Members of MTBC's Board of Directors



Anne Busquet

- Board member of Pitney Bowes Inc. (NYSE: PBI), Intercontinental Hotels Group plc (LSE: IHG) and Provista Diagnostics, Inc.
- Former President of American Express Interactive Services and New Businesses Division



Cameron Munter

- Sr. Advisor, Agora Strategy Group AG (Berlin)
- Former U.S. Ambassador to Pakistan
- Former CEO of the East-West Institute



John Daly

- Former EVP and Director of E.F. Hutton & Company
- Former Head of Private Client Division and Int'l Equity Capital Markets at Salomon Brothers



Lawrence Sharnak

- Former EVP American Express Company
- Board of Advisors, Cinch Home Services
- Former Board member Teach for America New Jersey, A+ for Kids, Consultants to Go and Boca Grove

Thank You


NASDAQ: MTBC
$6.93
Nasdaq
Company Overview

Corporate Website www.mtbc.com

Investor Relations page ir.mtbc.com

Investor Inquiries

Bill Korn, CFO
bkorn@mtbc.com

Matt Kreps, Darrow IR
mkreps@darrowir.com
(214) 597-8200


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Appendix

Non-GAAP Financial Measures Reconciliation

($000s) ADJUSTED EBITDA		2014	2015	2016	2017	2018	2019		Q1 2019		Q1 2020
Net (loss) income	$	(4,509) $	(4,688) $	(8,797) $	(5,565) $	(2,138) $	(872)	$	(296)	$	(2,502)
Provision (benefit) for income taxes		176	138	197	68	(157)	193		(41)		30
Net interest expense		157	262	646	1,307	250	121		17		80
Foreign exchange / other expense		135	(170)	53	(249)	(435)	827		244		(424)
Stock-based compensation expense		259	629	1,928	1,487	2,464	3,215		758		1,307
Depreciation and amortization		2,791	4,599	5,108	4,300	2,854	3,006		757		1,333
Transaction, integration, restructuring & impairment cost		1,076	341	976	791	1,891	1,955		205		943
Change in contingent consideration		(1,811)	(1,786)	(716)	152	73	(344)		(64)		-
Adjusted EBITDA	$	(1,726) $	(675) $	(605) $	2,291 $	4,802 $	8,101	$	1,580	$	767

($000s) ADJUSTED NET INCOME		2014	2015	2016	2017	2018	2019		Q1 2019		Q1 2020
Net (loss) income	$	(4,509) $	(4,688) $	(8,797) $	(5,565) $	(2,138) $	(872)	$	(296)	$	(2,502)
Foreign exchange / other expense		135	(170)	53	(249)	(435)	827		244		(424)
Stock-based compensation expense		259	629	1,928	1,487	2,464	3,215		758		1,307
Amortization of purchased intangible assets		2,503	4,119	4,397	3,393	1,828	1,877		486		1,015
Transaction, integration, restructuring & impairment cost		1,076	341	976	791	1,891	1,955		205		943
Change in contingent consideration		(1,811)	(1,786)	(716)	152	73	(344)		(64)		-
Income tax expense (benefit) related to goodwill		-	172	175	27	(208)	80		(56)		15
Non-GAAP Adjusted Net Income	$	(2,347) $	(1,383) $	(1,984) $	36 $	3,475 $	6,738	$	1,277	$	354